Exhibit 99.1

Investor Relations Contact:	Deepak Chaudhry
Phone:	(812) 962-5095

Media Contact:	Eva Schmitz
Phone:	(812) 962-5011

FOR IMMEDIATE RELEASE

Accuride Corporation Reports Results for 2005

Revenue increased by 18.6% on a pro forma basis to $1,283.6 million
Net income rises by 276.4% on a pro forma basis to $52.7 million
Senior debt reduced by $155.4 million

EVANSVILLE, Ind. – February 16, 2006 – Accuride Corporation (NYSE: ACW) today announced net sales of $297.7 million for the fourth quarter ended December 31, 2005. This compares to net sales of $138.5 million for the fourth quarter of 2004. For the twelve months ended December 31, 2005, net sales were $1,229.3 million compared to net sales of $494.0 million for the same twelve-month period in 2004. Net income was $14.9 million, or $0.43 per diluted share, for the quarter compared to $5.5 million, or $0.37 per diluted share, for the fourth quarter of 2004. For the twelve months of 2005, net income was $51.2 million, or $1.70 per diluted share, compared to $21.5 million, or $1.41 per diluted share, for the twelve months of 2004. The results reflect continuing strength in the commercial vehicle industry, with Class 5-8 and trailer builds up 14.8% over the prior year, and the acquisition of Transportation Technologies Industries, Inc. (“TTI”) on January 31, 2005.

Pro Forma Results for the Acquisition of TTI

The Company’s net sales were $297.7 million for the fourth quarter of 2005 compared to pro forma net sales of $291.5 million for the fourth quarter in the prior year, an increase of 2.1%. For the twelve months ended December 31, 2005, pro forma net sales were $1,283.6 million compared to $1,082.3 million for the same period in 2004, an increase of 18.6%.

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Adjusted EBITDA was $47.4 million for the fourth quarter of 2005 compared to pro forma Adjusted EBITDA of $39.3 million for the prior year, an increase of 20.6%. For the twelve months ended December 31, 2005, pro forma Adjusted EBITDA was $202.5 million compared to $159.6 million for the same period in 2004, an increase of 26.9%. The purpose and reconciliation of Adjusted EBITDA for the Company to the most directly comparable GAAP measure is set forth in the accompanying schedules.

Net income was $14.9 million for the fourth quarter of 2005 compared to the pro forma net loss of ($4.1) million for the fourth quarter of 2004. For the twelve months of 2005, pro forma net income was $52.7 million or $1.71 per diluted share compared to $14.0 million or $0.61 per diluted share for the twelve months of 2004, an increase of 276.4%. Pro forma net income for 2005 includes pre-tax costs of $20.0 million in refinancing costs and loss on extinguishment of debt and $2.6 million in other non-operating/non-recurring items. The earnings per share impact of these items in 2005 was $0.47 per diluted share. Pro forma net income for 2004 includes pre-tax costs of $11.3 million in non-operating/non-recurring items. The earnings per share impact of these items in 2004 was $0.30 per diluted share.

Liquidity and Cash Flow

At December 31, 2005, the Company had $48.4 million of cash and $697.7 million of total debt for net debt of $649.3 million, which declined by $23.3 million in the fourth quarter. The Company’s leverage ratio or net debt to pro forma Adjusted EBITDA on December 31, 2005, was 3.2 times, a reduction from approximately 4.3 times immediately following the IPO in April 2005. In the fourth quarter, the Company reduced senior debt by $15.0 million. For the twelve months of 2005, the Company reduced its senior debt by $155.4 million, including $65.8 million of cash from operations and $89.6 million of proceeds from the IPO.

For the fourth quarter of 2005, cash from operating activities was $39.4 million and capital expenditures totaled $18.5 million, producing free cash flow of $20.9 million.

Review and Outlook

“Overall, we were pleased with our 2005 results. We managed the integration of TTI, refinanced our capital structure on very attractive terms and successfully completed our public listing and subsequent secondary offering,” said Terry Keating, Accuride’s CEO. “Operationally, we have ramped up our production to record levels and have worked with our customers to manage volatile and rising raw material costs. We are enthusiastic about the opportunities we see as we enter 2006.”

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The Company will conduct a conference call to review its fourth quarter results and preview the upcoming full year 2006 on Thursday, February 16, 2006, at 1:30 p.m. CST. The phone number to access the conference call is (800) 901-5213 in the United States, or (617) 786-2962 internationally, access code 30456686. A replay will be available beginning February 16, 2006, at 3:30 p.m. CST, through February 23, 2006, by calling (888) 286-8010 in the United States, or (617) 801-6888 internationally, access code 94573042. The transcript of the conference call and financial results for the three-month and twelve-month period ended December 31, 2005, will be also archived at http://www.accuridecorp.com.

Accuride Corporation is one of the largest and most diversified manufacturers and suppliers of commercial vehicle components in North America. Accuride’s products include commercial vehicle wheels, wheel-end components and assemblies, truck body and chassis parts, seating assemblies and other commercial vehicle components. Accuride’s products are marketed under its brand names, which include Accuride, Gunite, Imperial, Bostrom, Fabco and Brillion. For more information, visit Accuride’s website at http://www.accuridecorp.com.

Forward-looking statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, hopes, beliefs and intentions on strategies regarding the future and statements related to the effect of the TTI acquisition on Accuride’s future results. It is important to note that the Company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including but not limited to, the ability to successfully integrate the above described acquisition, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings. Accuride assumes no obligation to update the information included in this release.

The unaudited pro forma consolidated statement of operations have been adjusted to give effect to acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005. The unaudited pro forma financial data is for informational purposes only and do not purport to present what our results of operations and financial condition would have been had the acquisition and related financing actually occurred on these earlier dates, nor do they project our results of operations for any future period or our financial condition in the future. In addition, the pro forma adjustments, as described herein, may differ from preliminary estimates when the respective transactions occur or the purchase accounting analysis is complete.

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ACCURIDE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Historical Results
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
		(Restated)(1)		(Restated)(1)
NET SALES	$297,744	$138,513	$1,229,311	$494,008
COST OF GOODS SOLD	248,445	108,172	1,012,578	391,351
GROSS PROFIT	49,299	30,341	216,733	102,657

OPERATING EXPENSES:
Selling, General & Administrative	15,898	7,003	67,198	25,550

INCOME FROM OPERATIONS	33,401	23,338	149,535	77,107

OTHER INCOME (EXPENSE):
Interest Income	134	134	556	244
Interest (Expense)	(11,637)	(9,599)	(51,686)	(37,089)
Refinancing Costs and Loss on Extinguishment of Debt	—	—	(19,987)	—
Equity in Earnings of Affiliates	77	205	455	646
Other Income, Net	306	1,050	565	108

INCOME BEFORE INCOME TAXES	22,281	15,128	79,438	41,016

INCOME TAX PROVISION	7,400	9,593	28,209	19,526

NET INCOME	$14,881	$5,535	$51,229	$21,490

Weighted average common shares outstanding - Basic	33,806	14,658	29,500	14,657

Basic income per share	$0.44	$0.38	$1.74	$1.47

Weighted average common shares outstanding - Diluted	34,448	15,119	30,075	15,224

Diluted income per share	$0.43	$0.37	$1.70	$1.41

Note:

(1)                                  Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units. In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior period’s consolidated financial statements.

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ACCURIDE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Pro Forma Results(2)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
		(Restated)(1)		(Restated)(1)
NET SALES	$297,744	$291,543	$1,283,641	$1,082,348
COST OF GOODS SOLD	248,445	247,197	1,059,742	903,009
GROSS PROFIT	49,299	44,346	223,899	179,339

OPERATING EXPENSES:
Selling, General & Administrative	15,898	21,356	71,654	79,346

INCOME FROM OPERATIONS	33,401	22,990	152,245	99,993

OTHER INCOME (EXPENSE):
Interest Income	134	134	556	244
Interest (Expense)	(11,637)	(15,985)	(52,247)	(63,924)
Refinancing Costs and Loss on Extinguishment of Debt	—	—	(19,987)	—
Equity in Earnings of Affiliates	77	205	455	646
Other Income, Net	306	1,050	561	108

INCOME BEFORE INCOME TAXES	22,281	8,394	81,583	37,067

INCOME TAX PROVISION	7,400	12,502	28,916	23,049

NET INCOME (LOSS)	$14,881	$(4,108)	$52,667	$14,018

Weighted average common shares outstanding - Basic	33,806	22,623	30,163	22,621

Basic income per share	$0.44	$(0.18)	$1.75	$0.62

Weighted average common shares outstanding - Diluted	34,448	22,623	30,739	22,946

Diluted income per share	$0.43	$(0.18)	$1.71	$0.61

Note:

(1)                                  Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units. In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior period’s consolidated financial statements.

(2)                                  Pro forma results have been adjusted to give effect to the acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005.

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ACCURIDE CORPORATION

CONSOLIDATED ADJUSTED EBITDA

(DOLLARS IN THOUSANDS)

(UNAUDITED)

	Historical Results
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
		(Restated)(1)		(Restated)(1)

NET INCOME	$14,881	$5,535	$51,229	$21,490
Net Interest Expense	11,503	9,465	71,117	36,845
Income Tax Expense	7,400	9,593	28,209	19,526
Depreciation and Amortization	12,645	8,502	44,415	28,438
EBITDA	46,429	33,095	194,970	106,299
Restructuring, severance and other charges(3)	1,237	(1,152)	2,610	(319)
Items related to our credit agreement(4)	(306)	(1,050)	(565)	(108)
ADJUSTED EBITDA	$47,360	$30,893	$197,015	$105,872

	Pro Forma Results(2)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
		(Restated)(1)		(Restated)(1)
PRO FORMA NET INCOME (LOSS)	$14,881	$(4,108)	$52,667	$14,018
Net Interest Expense	11,503	15,851	71,678	63,680
Income Tax Expense	7,400	12,502	28,916	23,049
Depreciation and Amortization	12,645	13,305	47,156	47,669
PRO FORMA EBITDA	46,429	37,550	200,417	148,416
Restructuring, severance and other charges(3)	1,237	2,790	2,610	11,319
Items related to our credit agreement(4)	(306)	(1,050)	(561)	(108)
PRO FORMA ADJUSTED EBITDA	$47,360	$39,290	$202,466	$159,627

Note:

(1)                                  Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units. In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior period’s consolidated financial statements.

(2)                                  Pro forma results have been adjusted to give effect to the acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005.

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3)                                      For the three months ended December 31, 2005, Adjusted EBITDA and pro forma Adjusted EBITDA represent net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $0.1 million for fees related to the secondary stock offering completed in October 2005, (ii) $0.1 million for costs associated with the business interruption sustained at our facility in Cuyahoga Falls, OH, (iii) $0.7 million in pension curtailment costs at our facility in Rockford, IL, and (iv) $0.3 million related to exiting the tire-mold business at our facility in Erie, PA. Item (i) affected SG&A. Items (ii), (iii) and (iv) affected gross profit. For the three months ended December 31, 2004, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i)  ($1.8) million for the insurance proceeds related to the business interruption sustained at our facility in Cuyahoga Falls, OH and (ii) $0.6 million for costs associated with the business interruption sustained at our facility in Cuyahoga Falls, OH. Items (i) and (ii) affected gross profit. For the three months ended December 31, 2004, pro forma Adjusted EBITDA represents net income (loss) before net interest expense, income tax expense, depreciation and amortization, plus (i) ($1.8) million for the insurance proceeds related to the business interruption sustained at our facility in Cuyahoga Falls, OH, (ii) $0.6 million for costs associated with the business interruption costs sustained at our facility in Cuyahoga Falls, OH, (iii) $1.0 million in costs related to the merger in 2004, (iv) $0.1 million for costs related to professional fees for the 2001 audit performed in connection with TTI’s proposed public offering, and (v) $2.9 million of TTI’s expenses related to the aborted IPO in 2004. Items (i) and (ii) affected gross profit. Items (iii), (iv) and (v) affected SG&A. For the twelve months ended December 31, 2005, Adjusted EBITDA and pro forma Adjusted EBITDA represent net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $1.8 million for costs related to the sale of inventory that has been adjusted to fair value, (ii) ($1.0) million for the insurance proceeds related to the business interruption sustained at our facility in Cuyahoga Falls, OH, (iii) $0.8 million for fees related to the secondary stock offering completed in October 2005, (iv) $0.1 million for costs associated with the business interruption sustained at our facility in Cuyahoga Falls, OH, (v) $0.7 million in pension related costs at our facility in Rockford, IL, and (vi) $0.3 million related to exiting the tire-mold business at our facility in Erie, PA. Item (iii) affected SG&A. Items (i), (ii), (iv), (v) and (vi) affected gross profit. For the twelve months ended December 31, 2004, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $1.5 million for costs associated with the business interruption sustained at our facility in Cuyahoga Falls, OH and (ii) ($1.8) million for the insurance proceeds related to the business interruption sustained at our facility in Cuyahoga Falls, OH. Items (i) and (ii) affected gross profit. For the twelve months ended December 31, 2004, pro forma Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $1.5 million for costs associated with the business interruption sustained at our facility in Cuyahoga Falls, OH, (ii) ($1.8) million for the insurance proceeds related to the business interruption sustained at our facility in Cuyahoga Falls, OH, (iii) $1.8 million for costs related to the sale of inventory that has been adjusted to fair value, (iv) $0.4 million for costs related to professional fees for the 2001 audit performed in connection with TTI’s proposed initial public offering, (v) $2.2 million for costs recorded by TTI related to an impairment loss for certain assets held for sale below carrying value, (vi) $3.5 million related to severance expense in connection with the retirement of TTI”s former CEO, (vii) $1.0 million in costs related to the merger in 2004, and (viii) $2.9 million of TTI’s expenses related to the aborted IPO in 2004. Items (i), (ii) and (iii) affected gross profit. Items (iv), (v), (vi), (vii) and (viii) affected SG&A.

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4)                                      Items related to our credit agreement refer to amounts utilized in the calculation of financial covenants in Accuride’s senior credit facility. For the three months ended December 31, 2005, items related to our credit agreement consist of foreign currency income and other income or expenses of $0.3 million. For the three months ended December 31, 2004, items related to our credit agreement consist of foreign currency income and other income or expenses of $1.1 million. For the twelve months ended December 31, 2005, items related to our credit agreement consist of foreign currency income and other income or expenses of $0.6 million. For the twelve months ended December 31, 2004, items related to our credit agreement consist of foreign currency income and other income or expenses of $0.1 million.

Adjusted EBITDA is not intended to represent cash flow as defined by generally accepted accounting principles (“GAAP”) and should not be considered as an indicator of cash flow from operations. Adjusted EBITDA represents net income before net interest expense, income tax (expense) benefit, depreciation and amortization plus non-recurring items. However, other companies may calculate Adjusted EBITDA differently. Accuride has included information concerning Adjusted EBITDA in this press release because Accuride’s management and our board of directors use it as a measure of our performance to internal business plans to which a significant portion of management incentive programs are based. In addition, future investment and capital allocation decisions are based on Adjusted EBITDA. Investors and industry analysts use Adjusted EBITDA to measure the Company’s performance to historic results and to the Company’s peer group. The Company has historically provided the measure in previous press releases and believes it provides transparency and continuity to investors for comparable purposes. Certain financial covenants in our borrowing arrangements are tied to similar measures.

ACCURIDE CORPORATION

CONSOLIDATED BALANCE SHEETS

(THOUSANDS EXCEPT PER SHARE DATA)

(UNAUDITED)

	December 31,	December 31,
	2005	2004
		(Restated)(1)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$48,415	$71,843
Customer and other receivables, net	141,921	59,075
Inventories, net	118,896	45,443
Supplies	17,426	13,027
Other current assets	25,599	8,520

TOTAL CURRENT ASSETS	352,257	197,908

PROPERTY, PLANT AND EQUIPMENT, NET	317,972	205,369

Goodwill and other assets	544,421	160,020

TOTAL	$1,214,650	$563,297

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$114,990	$54,952
Current portion of long-term debt	—	1,900
Other current liabilities	81,704	35,269

TOTAL CURRENT LIABILITIES	196,694	92,121

LONG-TERM DEBT, less current portion	697,725	486,780

OTHER LIABILITIES	144,488	30,177

TOTAL STOCKHOLDERS’ EQUITY (DEFICIENCY)	175,743	(45,781)

TOTAL	$1,214,650	$563,297

Note:

1)                                      Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units. In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior period’s consolidated financial statements.

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